Filed pursuant to Rule 497(a)
Registration No. 333-285405
Rule 482ad
Main Street Capital Corporation (“MAIN”, “Main Street”, or the “Company”) (current ratings profile of BBB- (Stable) by S&P, and BBB- (Stable) by Fitch Ratings)* has asked RBC Capital Markets, J.P. Morgan, SMBC Nikko, and Truist Securities to arrange a series of fixed income investor calls to be conducted on Monday, October 26th. RBC Capital Markets will coordinate logistics. A capital markets transaction may follow, subject to market conditions. A virtual presentation will be made available for the calls.
Company Representatives:
Dwayne Hyzak – Chief Executive Officer
Ryan Nelson – Chief Financial Officer & Treasurer
October 26, 2026:
Call #1: 12:00PM ET / 11:00AM CT
Pre-Registration Link:
https://www.netroadshow.com/events/login/1PeTHmohVhLQHgR6Rl7Hc6zxicQVNDNmfqMZl
Call #2: 1:00PM ET / 12:00PM CT
Pre-Registration Link:
https://www.netroadshow.com/events/login/1PeTHmojCNHjgCad6ZL5C70RdaYDR9vSaPkFW
Call #3: 2:00PM ET / 1:00PM CT
Pre-Registration Link:
https://www.netroadshow.com/events/login/1PeTHmojALn1wRRc5XPGPsuHZkUrPp2dE4bJf
ABOUT MAIN STREET CAPITAL CORPORATION.
Main Street is a principal investment firm that primarily provides customized long-term debt and equity capital solutions to lower middle market companies and debt capital to private companies owned by or in the process of being acquired by a private equity fund. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors.
Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides customized “one-stop” debt and equity financing solutions within its lower middle market investment strategy. Main Street seeks to partner with private equity fund sponsors and primarily invests in secured debt investments in its private loan investment strategy. Main Street’s lower middle market portfolio companies generally have annual revenues between $10 million and $150 million. Main Street’s private loan portfolio companies generally have annual revenues between $25 million and $500 million.
Main Street, through its wholly-owned portfolio company MSC Adviser I, LLC dba Main Street Capital Partners ("MSCP Adviser"), also maintains an asset management business through which it manages investments for external parties. MSCP Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Main Street Capital Corporation before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about Main Street Capital Corporation and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus, when available, and in this announcement is not complete and may be changed. This announcement is not an offer to sell any securities of Main Street Capital Corporation and is not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.
Main Street Capital Corporation’s shelf registration statement is on file with the Securities and Exchange Commission and has become effective. Any offering of Main Street Capital Corporation’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. In the event that Main Street Capital Corporation conducts an offering, copies of the preliminary prospectus supplement, together with the accompanying prospectus relating to such offering, may be obtained from RBC Capital Markets LLC, Attention: Investment Grade Syndicate Desk, Brookfield Place, 200 Vesey St., 8th Floor, New York, New York 10281, telephone: 866-375-6829, or e-mail: rbcnyfixedincomeprospectus@rbccm.com; J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-4533; SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email: prospectus@smbcnikko-si.com; or Truist Securities, Inc., 740 Battery Avenue SE, 3rd Fl, Atlanta, Georgia, 30339, Attn: Prospectus Dept, telephone: 800-685-4786, or email: truistsecurities.prospectus@truist.com.
* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.